NEWS RELEASE
One Campus Martius, Suite 700 • Detroit, Michigan 48226
(313) 961-4100

For Immediate Release
October 23, 2014

Covisint Corporation Announces Second Quarter Fiscal 2015 Earnings Results

•	Total revenue of $21.7 million

•	Subscription revenue of $16.8 million

•	Continued execution and progression on strategic initiatives to reposition business for growth
DETROIT -- October 23, 2014 -- Covisint Corporation (Nasdaq: COVS), provider of a B2B Cloud Platform that ensures trusted information gets where it needs to go securely and seamlessly, today announced financial results for the second quarter of its fiscal 2015 ended September 30, 2014.
“Covisint delivered solid results in the second quarter, where we saw continued positive momentum in our subscription business,” said Covisint CEO Sam Inman. “We have made great progress in the execution of our strategic initiatives, and I am confident that we are building a strong foundation to drive our business forward. Everything and everyone in the world is becoming connected and this is creating a new class of winning enterprises. Enterprises are seeking to transform the way they do business, by providing a digital business advantage to those they do business with. We believe our B2B Cloud Platform provides what is needed for enterprises to deliver this advantage. We believe that are taking the right steps to capitalize on the tremendous opportunities ahead.”
Second Quarter 2015 Financial Highlights

•
Revenues: Subscription and support revenue was $16.8 million, an increase of 4% year-over-year. Services revenue was $5.0 million, a decline of 41% year-over-year. Total revenues were $21.7 million, a decline of 11% year-over-year.

•	Gross Profit: GAAP gross profit was $7.4 million. GAAP gross margin was 34%. Non-GAAP gross profit was $9.2 million. Non-GAAP gross margin was 42%.

•
Earnings: GAAP diluted net loss per share was ($0.19) compared to ($0.42) in the same quarter last year. Non-GAAP diluted net loss per share was ($0.13) compared to ($0.08) in the same quarter last year.

Second Quarter Fiscal 2015 Business Highlights
In the second quarter, Covisint:

•
Was recognized by Gartner, Inc. as a Visionary in its latest "Magic Quadrant for Horizontal Portals," published October 1, 2014. The Magic Quadrant positions vendors on their ability to execute and completeness of vision. This recognition validates Covisint's continued momentum and leadership position in delivering what the company views as the key technologies enterprises need to gain a digital business advantage across their extended network of business partners and customers: security, integration and presentation. Covisint has been named a Visionary in the Horizontal Portals Magic Quadrant for six consecutive years.

•
Delivered a presentation on cloud computing at the Gartner Catalyst Conference in San Diego, CA. The session titled "The Four Immutable Laws of Cloud Computing," outlined the four concrete laws that any business should follow to maximize its cloud investment with security and efficiency. Covisint Chief Security Officer David Miller's presentation focused on steps organizations can take to manage and overcome cloud challenges when it comes to issues such as identity and user management, real-time access to content over multiple devices, and collaborating with constituents to share sensitive data.

•
Participated in a panel discussion, "The Value of Standards in Oil & Gas and other Industries" at the Petroleum Industry Data Exchange (PIDX) International US Fall Conference 2014 in Houston, TX. Covisint Chief Security Officer David Miller discussed how standards accelerate the realization of value in oil and gas operations. For the petroleum industry in particular, B2B communication and data standards are key to connecting disparate refiners, suppliers, distributors, marketers and others while isolating and securing sensitive data and specific patented processes.

Use of Non-GAAP Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles (“GAAP”), Covisint monitors non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Each of these financial measures excludes the impact of certain items (the impact of stock award compensation expense, the amortization of intangible assets and amounts incurred for capitalized internal software costs) and, therefore, has not been calculated in accordance with GAAP.
Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the income or expenses, as well as the related tax effects, that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods against other companies in its industry.
The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.
Conference Call and Webcast Information
Covisint management will hold a conference call at 4:45 p.m. (Eastern time) today to discuss these results. The U.S. toll free dial-in for the conference call is 1-877-407-4018, and the international dial-in number is 1-201-689-8471. No passcode is required. A live webcast of the conference call will also be available on the company's website at investors.covisint.com.
For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on October 23, 2014, through October 30, 2014. The U.S. toll-free replay dial-in number is 1-877-870-5176 and the international replay dial-in number is 1-858-384-5517. The replay passcode is 13592979.
Covisint Corporation

Covisint provides a single entry point for business partners and customers to connect with enterprises that ensures trusted information gets to the right people and place at the right time. Covisint’s B2B Cloud Platform enables solutions that allow enterprises and industries to solve complex information and user management challenges across Business-to-Partner (B2P), Business-to-Customer (B2C) and Business-to-Enterprise (B2E) relationships. Today, Covisint powers, secures and connects more than 212,000 business partners and customers to some of the world's leading global enterprises across multiple industries. Learn more at www.covisint.com.

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Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint's disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts for our solutions; the extent we are able to maintain pricing with our customers at renewal; the seasonality of our business; our ability to manage our growth; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; our ability to penetrate new vertical markets; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; failure to protect our intellectual property; changes in current tax or accounting rules; and other risk and uncertainties. Further information on potential factors that could affect actual results is included in Covisint's reports filed with the SEC.

Investor Relations Contact
866.319.7659
investors@covisint.com

Media Contact
Brad Schechter
313.961.5290
bschecht@covisint.com

For Sales and Marketing Information
Covisint Corporation, One Campus Martius, Suite 700, Detroit, MI 48226,
313-961-4100
http://www.covisint.com

COVISINT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)
(Unaudited)

	September 30, 2014	March 31, 2014
ASSETS
CURRENT ASSETS:
Cash	$44,168	$49,536
Accounts receivable, net	19,712	21,838
Deferred tax asset, net	888	1,017
Due from parent and affiliates	2,885	2,813
Other current assets	6,007	5,983
Total current assets	73,660	81,187
PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	5,446	4,751
CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	20,878	23,040
OTHER:
Goodwill	25,385	25,385
Deferred costs	4,354	6,188
Deferred tax asset, net	124	131
Other assets	664	766
Total other assets	30,527	32,470
TOTAL ASSETS	$130,511	$141,448
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,288	$3,893
Accrued commissions	2,281	1,640
Deferred revenue	14,254	16,606
Accrued expenses	2,931	3,752
Total current liabilities	25,754	25,891
DEFERRED REVENUE	7,787	11,223
ACCRUED EXPENSES	59	56
DEFERRED TAX LIABILITY, NET	2,730	2,668
Total liabilities	36,330	39,838
COMMITMENTS AND CONTINGENCIES	—	—
SHAREHOLDER’S EQUITY:
Common Stock	—	—
Additional paid-in capital	152,523	140,569
Retained deficit	(58,367)	(38,947)
Accumulated other comprehensive income (loss)	25	(12)
Total shareholders' equity	94,181	101,610
TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$130,511	$141,448

COVISINT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
REVENUE	$21,735	$24,525	$43,322	$48,626
COST OF REVENUE	14,326	14,126	29,592	27,436
GROSS PROFIT	7,409	10,399	13,730	21,190

OPERATING EXPENSES:
Research and development	2,583	3,244	5,699	5,829
Sales and marketing	8,003	10,787	17,775	18,126
General and administrative	4,111	9,080	9,657	14,614
Total operating expenses	14,697	23,111	33,131	38,569
OPERATING LOSS	(7,288)	(12,712)	(19,401)	(17,379)
Other income	17		39
LOSS BEFORE INCOME TAX PROVISION	(7,271)	(12,712)	(19,362)	(17,379)
INCOME TAX PROVISION	33	34	58	37
NET LOSS	($7,304)	($12,746)	($19,420)	($17,416)

DILUTED EPS COMPUTATION
Numerator: Net loss	($7,304)	($12,746)	($19,420)	($17,416)
Denominator:
Weighted-average common shares outstanding	37,972	30,403	37,730	30,204
Dilutive effect of stock awards	—	—	—	—
Total shares	37,972	30,403	37,730	30,204
Diluted EPS	($0.19)	($0.42)	($0.51)	($0.58)

COVISINT CORPORATION
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
REVENUE	$21,735	$24,525	$43,322	$48,626
COST OF REVENUE	12,526	11,876	25,633	23,533
GROSS PROFIT	9,209	12,649	17,689	25,093

OPERATING EXPENSES:
Research and development	3,194	4,189	7,034	8,679
Sales and marketing	7,585	6,721	16,612	13,934
General and administrative	3,294	4,073	7,408	9,200
Total operating expenses	14,073	14,983	31,054	31,813
OPERATING LOSS	(4,864)	(2,334)	(13,365)	(6,720)

Other income	17	—	39	—

LOSS BEFORE INCOME TAX PROVISION	(4,847)	(2,334)	(13,326)	(6,720)

INCOME TAX PROVISION	33	34	58	37

NET LOSS	($4,880)	($2,368)	($13,384)	($6,757)

DILUTED EPS COMPUTATION
Numerator: Net loss	$(4,880)	$(2,368)	$(13,384)	$(6,757)
Denominator:
Weighted-average common shares outstanding	37,972	30,403	37,730	30,204
Dilutive effect of stock awards
Total shares	37,972	30,403	37,730	30,204
Diluted EPS	($0.13)	($0.08)	($0.35)	($0.22)

COVISINT CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)
(Unaudited)

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Gross profit	$7,409	$10,399	$13,730	$21,190
Gross profit %	34%	42%	32%	44%
Adjustments:
Stock compensation expense—cost of revenue	69	593	584	598
% of total revenue	—%	2%	1%	1%
Cost of revenue—amortization of capitalized software	1,731	1,657	3,375	3,305
% of total revenue	8%	7%	8%	7%
Adjusted gross profit	$9,209	$12,649	$17,689	$25,093
Adjusted gross profit %	42%	52%	41%	52%

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Cost of revenue	$14,326	$14,126	$29,592	$27,436
Adjustments:
Stock compensation expense	69	593	584	598
Cost of revenue - amortization of capitalized software	1,731	1,657	3,375	3,305

Cost of revenue, non-GAAP	$12,526	$11,876	$25,633	$23,533

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Research and development	$2,583	$3,244	$5,699	$5,829
Adjustments:
Capitalized internal software costs	(639)	(1,396)	(1,429)	(3,348)
Stock compensation expense	28	451	94	498

Research and development, non-GAAP	$3,194	$4,189	$7,034	$8,679

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,

	2014	2013	2014	2013
Sales and marketing	$8,003	$10,787	$17,775	$18,126
Adjustments:
Stock compensation expense	341	3,989	946	4,036
Amortization of customer relationship agreements	77	77	217	156

Sales and marketing, non-GAAP	$7,585	$6,721	$16,612	$13,934

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
General and administrative	$4,111	$9,080	$9,657	$14,614
Adjustments:
Stock compensation expense	817	4,987	2,249	5,374
Amortization of trademarks	—	20	—	40

General and administrative, non-GAAP	$3,294	$4,073	$7,408	$9,200

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Net loss	($7,304)	($12,746)	($19,420)	($17,416)
Adjustments:
Capitalized internal software costs	(639)	(1,396)	(1,429)	(3,348)
Stock compensation expense	1,255	10,020	3,873	10,506
Amortization of capitalized software and other intangibles	1,808	1,754	3,592	3,501
Net loss, non-GAAP	($4,880)	($2,368)	($13,384)	($6,757)

	THREE MONTHS ENDED SEPTEMBER 30,		SIX MONTHS ENDED SEPTEMBER 30,
	2014	2013	2014	2013
Diluted EPS	($0.19)	($0.42)	($0.51)	($0.58)
Adjustments:
Capitalized internal software costs	(0.02)	(0.05)	(0.04)	(0.11)
Stock compensation expense	0.03	0.33	0.10	0.35
Amortization of capitalized software and other intangibles	0.05	0.06	0.10	0.12
Diluted EPS, non-GAAP	($0.13)	($0.08)	($0.35)	($0.22)

COVISINT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	SIX MONTHS ENDED SEPTEMBER 30,
	2014	2013
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	($19,420)	($17,416)
Adjustments to reconcile net loss to cash provided by (used in) operations:
Depreciation and amortization	4,687	4,203
Deferred income taxes	(56)	34
Stock award compensation	3,874	10,506
Net change in assets and liabilities, net of effects from currency fluctuations:		—
Accounts receivable	2,168	3,066
Other assets	1,984	1,246
Accounts payable and accrued expenses	2,207	(211)
Deferred revenue	(5,747)	(3,729)
Net cash provided by (used in) operating activities	($10,303)	($2,301)
CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(1,873)	(475)
Capitalized software	(1,429)	(3,348)
Net cash used in investing activities	($3,302)	($3,823)
CASH FLOWS PROVIDED BY FINANCING ACTIVITES:
Cash payments from parent company	16,347	38,427
Cash payments to parent company	(9,247)	(31,634)
Initial public offering costs	—	(608)
Net proceeds from exercise of stock awards	1,184	—
Net cash provided by financing activities	$8,284	$6,185
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(47)	40
NET CHANGE IN CASH	(5,368)	101
CASH AT BEGINNING OF PERIOD	49,536	966
CASH AT END OF PERIOD	$44,168	$1,067